                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                SEPTEMBER 9, 1999


                          BEACON CAPITAL PARTNERS, INC.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)


        MARYLAND                        000-24905              04-3403281
----------------------------     ----------------------     --------------------
(State or other jurisdiction    (Commission file number)    (IRS employer
        of incorporation)                                   identification no.)


           ONE FEDERAL STREET, 26TH FLOOR, BOSTON, MASSACHUSETTS 02110
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (617) 457-0400
                                                           --------------

                           FORWARD-LOOKING STATEMENTS

         Certain matters discussed in this Current Report on Form 8-K, including Exhibit 19.1 attached hereto, may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe," "expect," "anticipate," "intend," "estimate" and other expressions, which are predictions of or indicate future events and trends and which do not relate to historical matters, identify forward-looking statements. Our actual results could differ materially from those set forth in the forward-looking statements, particularly with respect to the consummation of transactions on acceptable terms, receipt of revenues generated by properties, successful completion of development projects, results of operations and cash flows and the performance of securities held for investment. Certain factors that might cause such differences include the following: real estate investment considerations, such as the effect of economic and other conditions in the market on cash flows and values; the ability to negotiate transactions on acceptable terms and the timing of the actual closing of any transactions; the need and ability to renew leases or relet space upon the expiration of current leases; supply and demand for office properties in our current and proposed market areas; fluctuations in occupancy rates in office properties; changes in market rents in current and proposed market areas; changes in proposed business strategies or development plans including the sale, construction, improvement or acquisition of properties; inability to achieve projected profitability levels; variations in quarterly operating results; fluctuations in the value of securities held for investment based upon the performance of the underlying business and those risks and uncertainties contained elsewhere in this report and under the heading "Risk Factors" in our Registration Statement on Form S-11 as filed with the Securities and Exchange Commission on June 16, 1998, as subsequently amended.

ITEM 5 - OTHER EVENTS


         Beacon Capital Partners, Inc. (the "Company") issued a Mid-Year Report to its stockholders on or about September 9, 1999 enclosing its financial results as of and for the period ended June 30, 1999 and providing an update as to current developments at the Company. A copy of the Company's report is attached hereto and incorporated herein in its entirety.


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

          Exhibit 19.1 -    Report Furnished to Security Holders

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     BEACON CAPITAL PARTNERS, INC.



Date: September 9, 1999              By:/s/ Randy J. Parker
                                        ----------------------------------------
                                          Randy J. Parker
                                          Senior Vice President and
                                            Chief Financial Officer

                                              EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION
-----------             -----------


Exhibit 19.1 -          Report Furnished to Security Holders